UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES



Investment Company Act file number: 811-7852

Exact name of registrant as specified in charter:  USAA MUTUAL FUNDS TRUST

Address of principal executive offices and zip code: 9800 FREDERICKSBURG ROAD
                                                     SAN ANTONIO, TX  78288

Name and address of agent for service:               ADYM W. RYGMYR
                                                     USAA MUTUAL FUNDS TRUST
                                                     9800 FREDERICKSBURG ROAD
                                                     SAN ANTONIO, TX  78288

Registrant's telephone number, including area code:  (210) 498-0226

Date of fiscal year end:   DECEMBER 31

Date of reporting period:  DECEMBER 31, 2012


ITEM 1. REPORT TO STOCKHOLDERS.
USAA MUTUAL FUNDS TRUST - ANNUAL REPORT FOR PERIOD ENDING DECEMBER 31, 2012


[LOGO OF USAA]
    USAA(R)

                                    [GRAPHIC OF USAA TOTAL RETURN STRATEGY FUND]

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         ANNUAL REPORT
         USAA TOTAL RETURN STRATEGY FUND
         DECEMBER 31, 2012

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PRESIDENT'S MESSAGE

"OVERALL, OUR OUTLOOK IS CAUTIOUS.
DESPITE SOME SIGNS OF IMPROVEMENT,                 [PHOTO OF DANIEL S. McNAMARA]
THE U.S. ECONOMY REMAINS FRAGILE."

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FEBRUARY 2013

The financial markets recorded robust results during the one-year reporting period, with almost every asset class generating a positive return. U.S., international, and emerging markets stocks posted double-digit gains, as did many riskier fixed-income classes, including investment-grade bonds and high-yield bonds.

The results came despite mixed economic data, political uncertainty, and record low interest rates. Investors were optimistic at the beginning of 2012 as the U.S. economy -- including the level of unemployment -- appeared to improve. We were skeptical, mainly because we believed the data were temporarily influenced by the unusually mild winter. Nevertheless, investors seized on the "good" news and stocks and riskier asset classes performed well. They extended their gains as the European Central Bank (ECB) continued its version of quantitative easing, flooding the European banking system with euros.

Though many observers had hoped that U.S. economic activity would accelerate during the spring, the warm winter weather did appear to have pulled demand (and job gains) forward without permanently improving the U.S. economic outlook. Europe was in a recession and economic growth slowed in China. Market sentiment, however, remained upbeat, perhaps in anticipation of additional stimulative action by global central banks.

And indeed, during September, the Federal Reserve (the Fed) announced a third round of quantitative easing (QE3) to help boost U.S. economic growth. In QE3, the Fed made an open-ended commitment to continue buying mortgage-backed securities for as long as it takes to meaningfully drop the unemployment rate. The Fed went even further in December, making another open-ended commitment -- in this case, to buy long-term U.S. Treasury securities every month starting in January 2013.

Across the Atlantic, the ECB announced a new quantitative easing program, extending a number of its liquidity operations to help the financial markets

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

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deal with the effects of the European sovereign debt crisis. This action also gave European Union (EU) policymakers time to address the problems of the EU's weakest members, many of which are weighed down by a staggering amount of debt. At the time of this writing, a lasting solution remains elusive and major sticking points are left, particularly enforcement mechanisms to keep these economies on track to fiscal balance.

Meanwhile, the U.S. election campaign built to a crescendo. In the end, the voters chose to maintain the status quo -- President Barack Obama was re-elected to a second term, Republicans retained their majority in the House of Representatives, and Democrats stayed in control of the Senate. With the election over, investors shifted their attention to the so-called "fiscal cliff." Unless Congress acted, $600 to $700 billion in tax hikes and spending cuts were scheduled to take effect on January 1, 2013. (At the time of this writing, a temporary solution is in place and I am guardedly optimistic that some kind of long-term agreement will be reached. Whatever happens, I expect various tax increases and reduced spending at the federal level in 2013, which could slow economic growth over the next few calendar quarters.)

Overall, our outlook is cautious. Despite some signs of improvement, the U.S. economy remains fragile. In the long term, I am optimistic. First, the United States is becoming increasingly energy self-reliant, using newly discovered natural gas and oil resources. Second, the housing market is improving and has begun to have a positive impact on the economy as a whole. Third, many companies that reduced their capital expenditures in 2012 because of political and economic uncertainties will eventually start reinvesting in their own growth. In the short term, however, I am troubled about corporate fundamentals. Revenues have been disappointing in recent calendar quarters, and year-over-year earnings growth is near zero.

Going forward, we will continue working hard on your behalf. From everyone at USAA Asset Management Company, thank you for the opportunity to help you with your investment needs.

Sincerely,

/S/ DANIEL S. MCNAMARA

Daniel S. McNamara
President
USAA Asset Management Company

Past performance is no guarantee of future results.

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TABLE OF CONTENTS

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
FUND OBJECTIVE                                                                1

MANAGERS' COMMENTARY                                                          2

INVESTMENT OVERVIEW                                                           7

FINANCIAL INFORMATION

    Distributions to Shareholders                                            10

    Report of Independent Registered Public Accounting Firm                  11

    Portfolio of Investments                                                 12

    Notes to Portfolio of Investments                                        17

    Financial Statements                                                     18

    Notes to Financial Statements                                            21

EXPENSE EXAMPLE                                                              39

TRUSTEES' AND OFFICERS' INFORMATION                                          41

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(C)2013, USAA. All rights reserved.

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FUND OBJECTIVE

THE USAA TOTAL RETURN STRATEGY FUND (THE FUND) HAS AN INVESTMENT OBJECTIVE TO SEEK CAPITAL APPRECIATION THROUGH THE USE OF A DYNAMIC ALLOCATION STRATEGY, ACROSS STOCKS, BONDS, AND CASH INSTRUMENTS.

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TYPES OF INVESTMENTS

The Fund's assets are invested pursuant to a dynamic allocation strategy, which allows the Fund's investment adviser to invest at any given time a portion or substantially all of the Fund's assets allocated to it in stocks or bonds, either directly or through the use of exchange-traded funds (ETFs), and/or cash equivalents, through direct investment in short-term, high-quality money market instruments or money market funds.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's set rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. If you wish to make such an election, please call USAA Asset Management Company at
(800) 531-USAA (8722).

If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

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                                                             FUND OBJECTIVE |  1

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MANAGERS' COMMENTARY ON THE FUND

USAA Asset Management Company

    JOHN P. TOOHEY, CFA                              JULIANNE BASS, CFA
    WASIF A. LATIF                                   TONY ERA

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o  HOW DID THE USAA TOTAL RETURN STRATEGY FUND (THE FUND) PERFORM DURING THE
   REPORTING PERIOD?

   The Fund produced a total return of 10.62% during the past year. The Fund trailed the 16.00% return of the S&P 500(R) Index, which - unlike the Fund - is invested exclusively in U.S. equities. Our return compared with the 13.34% return of funds in the Lipper Flexible Portfolio Funds Index.

o  HOW DID THE GLOBAL FINANCIAL MARKETS PERFORM DURING THE PAST YEAR?

   Even though there was no shortage of issues weighing on investor sentiment during 2012, the financial markets were able to climb the "wall of worry" and largely finish with positive returns. The first half of the year was characterized by a high level of uncertainty stemming from concerns that the European debt crisis would lead to a sovereign default or a possible break-up of the euro zone. In late July, however, European Central Bank (ECB) President Mario Draghi announced that the ECB would do whatever was necessary to forestall this worst-case scenario. Later in the year, the U.S. Federal Reserve announced a continuation of its stimulative quantitative easing policy, which further boosted investor sentiment. Together with some signs that global

   PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

   Refer to page 8 for benchmark definitions.

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2  | USAA TOTAL RETURN STRATEGY FUND
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   economic growth was picking up, these factors helped the financial markets perform very well in the second half of the year.

   This backdrop proved very favorable for international equities, which benefited from a dramatic reversal of fortune. While the U.S. stock market handily outpaced its international counterparts during 2011, international stocks led the way in 2012. The MSCI EAFE Index -- which tracks the performance of developed-market overseas equities -- returned 17.32%, while the MSCI Emerging Markets Index returned 18.22%. U.S. large-cap equities -- as measured by the S&P 500 Index -- returned 16.00%, while small-caps returned 16.35%, as measured by the Russell 2000(R) Index. Domestic investment-grade bonds returned 4.22% based on the Barclays U.S. Aggregate Bond Index.

o  HOW WOULD YOU CHARACTERIZE THE FUND'S PERFORMANCE in 2012?

   We employ a strategy that attempts to mitigate the impact of large stock market downturns, while at the same time participating to a significant degree in the stock market's upside. While our risk-managed approach added substantial value during the second quarter when the markets fell sharply, it detracted from performance during the more favorable environment of the second half. Nevertheless, we finished the year ahead of our Lipper peer group thanks to the strong performance of our underlying allocations.

o  WHAT SPECIFIC FACTORS HELPED AND HURT PERFORMANCE?

   Our approach has two main components. The first is our investment in individual stocks and exchange-traded funds (ETFs) designed to track the performance of the major asset classes. Our results in this segment of the strategy were mixed during the past year.

   On the plus side, our allocations to international and emerging markets equities added some value, as both segments modestly outpaced the U.S. market. Our tilt toward the international markets largely stemmed

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                                           MANAGERS' COMMENTARY ON THE FUND |  3

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   from our favorable view on Europe, which formed the basis for our overweight allocations to international stocks and our positions in several country-specific ETFs tied to stock markets in Europe, such as Germany, Italy, and Spain. These markets performed very well in the second half, so this positioning was helpful to performance. We are maintaining our allocation to Europe on the belief that valuations are reasonable and corporate earnings have room to rise.

   Our emerging markets allocation also was a positive, as the asset class was supported by the robust improvement in investor sentiment during the second half of the year, as well as the emerging markets' stronger growth and healthier government finances relative to the developed world.

   Our allocation to bonds, which is diversified among ETFs that invest in U.S. Treasuries, investment-grade corporate bonds, and high-yield bonds, also performed well during 2012. U.S. Treasuries finished with modest, low single-digit gains, but our goal with this allocation isn't necessarily to generate outsized returns, but to provide a hedge against the potential for a downturn in the higher-risk areas of the market. Our positions in investment-grade corporate and high-yield bonds delivered strong performance amid investors' continued preference for higher-yielding market segments.

   We also hold a basket of luxury goods stocks due to the resilient demand for luxury items in various market conditions, particularly in the emerging markets. These investments delivered strong performance during the past year, adding to Fund returns.

   These positive factors were offset by weaker performance in other areas of the Fund.

   First, our allocation to precious metals stocks underperformed. Physical gold rose in price during the past year, but mining stocks finished with a negative return due to concerns about their rising costs. While this position underperformed during the past year, the easy monetary policies being pursued by the world's central banks increases the risk of inflation and currency devaluation in the

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4  | USAA TOTAL RETURN STRATEGY FUND

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   developed countries. What's more, valuations on precious metals mining companies appear very attractive by a number of metrics. Despite the added volatility in precious metals stocks, we feel we are being compensated for the extra risk via the potential for valuations to begin rising back toward historical levels.

   Our tactical sector positions also detracted from relative performance. We hold allocations to energy and technology stocks using ETFs, and both sectors underperformed during the year. On a longer-term basis, however, we like technology for the exceptionally low valuations among the sector's large-cap stocks, and we favor energy on the belief that U.S. natural gas stocks have the potential to rebound from their currently depressed levels.

o WHAT WAS THE PERFORMANCE IMPACT OF THE SECOND COMPONENT OF THE FUND'S APPROACH, ITS EQUITY HEDGING STRATEGY?

   This strategy seeks to manage the risk of stock market volatility through the use of options. This portion of the Fund worked as intended during the second quarter by helping to dampen the volatility that occurred during that time. However, it detracted over the full year due to the strong performance of the stock market in the second half. While our hedging strategy was a drag on performance in 2012, we believe it provides an element of protection against the possibility of sharp sell-offs in the stock market.

o  HOW YOU WOULD CHARACTERIZE YOUR VIEW ON THE U.S. ECONOMY AND FINANCIAL
   MARKETS?

   The investment picture provides a mixed bag as we move into 2013. On the plus side, the improving housing market and the move toward energy self-sufficiency are potential positives for the domestic economic outlook. However, the increase in payroll taxes that resulted from the fiscal cliff deal will likely pressure consumer spending. This

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                                           MANAGERS' COMMENTARY ON THE FUND |  5

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   creates a headwind to corporate profits, where record margins are already suggesting that earnings growth will now have to be driven largely by top-line revenue gains rather than declining costs. The United States also faces the need to raise its debt ceiling again -- as it last did in August 2011 -- which creates the potential for heightened market volatility if lawmakers again postpone a solution until the eleventh hour or later. We believe these factors, taken together, indicate that the U.S. economy will continue to "muddle through" during 2013, with modest risk of a recession but little chance of above-trend growth.

   We believe our approach can add value in this type of uncertain environment. We employ an actively-managed strategy that seeks to mitigate risk and capture value across the full range of asset classes. Our team-based approach, with portfolio managers dedicated to each asset class, helps us identify when there is a disconnect between fundamentals and valuations in a certain area of the market, and to reallocate our portfolios accordingly. We believe this long-term, value-driven methodology is critical at a time in which headlines and investor sentiment are playing such an important role in financial market performance.

   Thank you for your investment in the Fund.

   AS INTEREST RATES RISE, EXISTING BOND PRICES FALL. o ETFs are subject to risks similar to those of stocks. Investment returns may fluctuate and are subject to market volatility, so that an investor's shares, when redeemed or sold, may be worth more or less than their original cost. Diversification is a technique to help reduce risk and does not guarantee a profit or prevent a loss. o Foreign investing is subject to additional risks, such as currency fluctuations, market illiquidity, and political instability. Emerging market countries are most volatile. Emerging market countries are less diverse and mature than other countries and tend to be politically less stable.

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6  | USAA TOTAL RETURN STRATEGY FUND

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INVESTMENT OVERVIEW

USAA TOTAL RETURN STRATEGY FUND (FUND) (Ticker Symbol: USTRX)


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                                          12/31/12                 12/31/11
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Net Assets                             $122.0 Million           $125.9 Million
Net Asset Value Per Share                  $9.05                    $8.24


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                   AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/12
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  1 Year                       5 Years                 Since Inception 1/24/05

  10.62%                        0.38%                            1.51%


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                          EXPENSE RATIO AS OF 12/31/11*
--------------------------------------------------------------------------------

                                      1.82%
               (Includes acquired fund fees and expenses of 0.10%)


THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated May 1, 2012, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions or the redemption of shares.

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                                                        INVESTMENT OVERVIEW |  7

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                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                  LIPPER FLEXIBLE                              USAA TOTAL RETURN
               PORTFOLIO FUNDS INDEX      S&P 500 INDEX          STRATEGY FUND
 1/31/05            $10,000.00             $10,000.00             $10,000.00
 2/28/05             10,188.52              10,210.44              10,020.00
 3/31/05             10,007.72              10,029.64               9,854.00
 4/30/05              9,824.85               9,839.42               9,874.07
 5/31/05             10,051.58              10,152.49               9,884.10
 6/30/05             10,125.36              10,166.90               9,925.25
 7/31/05             10,449.34              10,545.00              10,096.37
 8/31/05             10,448.92              10,448.78               9,965.51
 9/30/05             10,600.57              10,533.41               9,998.75
10/31/05             10,455.83              10,357.81              10,018.93
11/30/05             10,706.71              10,749.57              10,039.11
12/31/05             10,806.95              10,753.25              10,043.95
 1/31/06             11,156.20              11,038.03              10,074.42
 2/28/06             11,108.49              11,067.98              10,104.89
 3/31/06             11,285.24              11,205.75              10,132.31
 4/30/06             11,412.27              11,356.22              10,163.01
 5/31/06             11,150.67              11,029.37              10,203.95
 6/30/06             11,138.94              11,044.32              10,237.82
 7/31/06             11,175.97              11,112.45              10,268.81
 8/31/06             11,373.16              11,376.85              10,310.14
 9/30/06             11,498.50              11,670.03              10,344.23
10/31/06             11,802.06              12,050.31              10,385.98
11/30/06             12,066.02              12,279.46              10,521.68
12/31/06             12,187.09              12,451.71              10,555.63
 1/31/07             12,331.83              12,640.03              10,692.86
 2/28/07             12,283.67              12,392.80              10,471.19
 3/31/07             12,399.00              12,531.41              10,537.71
 4/30/07             12,785.79              13,086.50              10,876.27
 5/31/07             13,073.50              13,543.15              11,204.26
 6/30/07             13,014.20              13,318.15              11,142.87
 7/31/07             12,882.48              12,905.23              11,005.04
 8/31/07             12,873.74              13,098.68              11,111.06
 9/30/07             13,381.17              13,588.55              11,428.12
10/31/07             13,737.37              13,804.70              11,523.97
11/30/07             13,412.18              13,227.57              11,172.50
12/31/07             13,353.40              13,135.81              11,051.97
 1/31/08             12,919.38              12,347.90              10,780.68
 2/29/08             12,837.69              11,946.77              10,698.12
 3/31/08             12,666.94              11,895.18              10,655.48
 4/30/08             13,124.02              12,474.52              11,022.50
 5/31/08             13,331.89              12,636.09              11,271.13
 6/30/08             12,733.00              11,570.83              10,853.18
 7/31/08             12,492.21              11,473.56              10,805.73
 8/31/08             12,449.51              11,639.52              10,948.07
 9/30/08             11,283.16              10,602.35              10,214.35
10/31/08              9,548.04               8,821.71               8,977.69
11/30/08              9,010.17               8,188.71               8,537.72
12/31/08              9,344.88               8,275.84               8,729.62
 1/31/09              8,948.31               7,578.30               8,245.31
 2/28/09              8,344.66               6,771.38               7,724.68
 3/31/09              8,897.56               7,364.52               8,045.34
 4/30/09              9,610.14               8,069.37               8,385.12
 5/31/09             10,222.11               8,520.72               8,809.83
 6/30/09             10,054.33               8,537.62               8,755.23
 7/31/09             10,872.60               9,183.38               9,095.24
 8/31/09             11,137.50               9,514.94               9,228.81
 9/30/09             11,609.76               9,870.00               9,400.03
10/31/09             11,428.59               9,686.64               9,351.45
11/30/09             11,916.10              10,267.68               9,655.07
12/31/09             12,070.54              10,466.00               9,798.67
 1/31/10             11,755.01              10,089.50               9,626.55
 2/28/10             11,958.61              10,402.05               9,798.67
 3/31/10             12,542.39              11,029.76              10,044.54
 4/30/10             12,733.39              11,203.89              10,056.85
 5/31/10             12,001.09              10,309.25               9,761.43
 6/30/10             11,610.53               9,769.58               9,379.83
 7/31/10             12,234.31              10,454.07               9,773.74
 8/31/10             11,943.20               9,982.13               9,441.38
 9/30/10             12,702.36              10,872.98               9,995.31
10/31/10             13,120.98              11,286.69              10,130.71
11/30/10             13,110.82              11,288.13              10,044.54
12/31/10             13,628.89              12,042.54              10,289.47
 1/31/11             13,913.64              12,327.96              10,400.50
 2/28/11             14,194.55              12,750.31              10,597.90
 3/31/11             14,259.07              12,755.38              10,647.25
 4/30/11             14,663.53              13,133.13              10,832.32
 5/31/11             14,536.36              12,984.47              10,770.63
 6/30/11             14,324.65              12,768.03              10,721.28
 7/31/11             14,209.16              12,508.40              10,585.57
 8/31/11             13,587.26              11,828.92              10,055.05
 9/30/11             12,674.89              10,997.36               9,635.58
10/31/11             13,727.93              12,199.29              10,129.08
11/30/11             13,517.98              12,172.34              10,289.47
12/31/11             13,471.21              12,296.85              10,182.31
 1/31/12             14,092.09              12,847.93              10,478.88
 2/29/12             14,535.79              13,403.50              10,676.59
 3/31/12             14,670.01              13,844.60              10,684.01
 4/30/12             14,634.73              13,757.70              10,684.01
 5/31/12             13,855.57              12,930.86              10,300.67
 6/30/12             14,245.41              13,463.64              10,628.80
 7/31/12             14,420.34              13,650.63              10,752.68
 8/31/12             14,716.96              13,958.08              11,025.22
 9/30/12             15,036.02              14,318.78              11,254.41
10/31/12             14,932.28              14,054.40              11,180.04
11/30/12             15,063.08              14,135.93              11,130.46
12/31/12             15,268.49              14,264.77              11,263.45

                                   [END CHART]

           *Data from 1/31/05 to 12/31/12.

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Total Return Strategy Fund to the following benchmarks:

o The unmanaged Lipper Flexible Portfolio Funds Index tracks the performance of the 30 largest funds within the Lipper Flexible Funds category. This category allocates its investments across various asset classes, including domestic common stocks, bonds, and money market instruments, with a focus on total return.

o The unmanaged S&P 500 Index represents the weighted average performance of a group of 500 widely held, publicly traded stocks.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index.

*The performance of the Lipper Flexible Portfolio Funds Index and the S&P 500 Index is calculated from the end of the month, January 31, 2005, while the Fund's inception date is January 24, 2005. There may be a slight variation of the performance numbers because of this difference.

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8  | USAA TOTAL RETURN STRATEGY FUND

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                              o  TOP 10 HOLDINGS  o
                                 AS OF 12/31/12
                                (% of Net Assets)

iShares S&P MidCap 400 Index Fund* ........................................ 7.5%
Vanguard Energy ETF* ...................................................... 5.9%
Health Care Select Sector SPDR Fund* ...................................... 5.3%
iShares iBoxx Investment Grade Corporate Bond Fund* ....................... 5.3%
iShares MSCI Italy Index Fund* ............................................ 4.4%
iShares S&P U.S. Preferred Stock Index Fund* .............................. 4.2%
Vanguard Information Technology ETF* ...................................... 3.7%
iShares Barclays 7-10 Year Treasury
   Bond Fund* ............................................................. 3.5%
iShares FTSE China 25 Index Fund* ......................................... 3.5%
iShares MSCI Russia Capped Index Fund* .................................... 2.9%

                             o  ASSET ALLOCATION*  o
                                 AS OF 12/31/12
                                (% of Net Assets)

                         [PIE CHART OF ASSET ALLOCATION]

EXCHANGE-TRADED FUNDS* ................................................... 71.8%
COMMON STOCKS ............................................................ 26.8%
MONEY MARKET INSTRUMENTS .................................................  0.3%

                                   [END CHART]

 * The Fund may rely on certain Securities and Exchange Commission (SEC) exemptive orders or rules that permit funds meeting various conditions to invest in an exchange-traded fund (ETF) in amounts exceeding limits set forth in the Investment Company Act of 1940, as amended, that would otherwise be applicable.

Excludes options.

Percentages are of net assets of the Fund and may not equal 100%.

You will find a complete list of securities that the Fund owns on pages 12-16.

================================================================================

                                                        INVESTMENT OVERVIEW |  9

================================================================================

DISTRIBUTIONS TO SHAREHOLDERS

--------------------------------------------------------------------------------

The following federal tax information related to the Fund's fiscal year ended December 31, 2012, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2013.

100% of ordinary income distributions qualify for the dividends-received deductions eligible to corporations.

For the fiscal year ended December 31, 2012, the Fund hereby designates 100% of its net taxable income as qualified dividends taxed at individual net capital gain rates.

For the fiscal year ended December 31, 2012, certain dividends paid by the Fund qualify as interest-related dividends. The Fund designates $4,000 as qualifying interest income.

================================================================================

10  | USAA TOTAL RETURN STRATEGY FUND

================================================================================

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

THE SHAREHOLDERS AND BOARD OF TRUSTEES OF USAA TOTAL RETURN STRATEGY FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the USAA Total Return Strategy Fund (one of the portfolios constituting USAA Mutual Funds Trust) (the "Fund") as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the USAA Total Return Strategy Fund at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /S/ ERNST & YOUNG LLP

San Antonio, Texas
February 19, 2013

================================================================================

                   REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM |  11

================================================================================

PORTFOLIO OF INVESTMENTS

December 31, 2012

--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER                                                                     VALUE
OF SHARES   SECURITY                                                       (000)
--------------------------------------------------------------------------------
            EQUITY SECURITIES (98.6%)

            COMMON STOCKS (26.8%)

            CONSUMER DISCRETIONARY (5.1%)
            -----------------------------
            APPAREL, ACCESSORIES & LUXURY GOODS (2.4%)
   17,000   Burberry Group plc ADR                                      $    693
   70,000   Cie Financiere Richemont SA ADR                                  545
   21,000   LVMH Moet Hennessy ADR                                           792
   34,000   Swatch Group AG ADR                                              864
                                                                        --------
                                                                           2,894
                                                                        --------
            AUTOMOBILE MANUFACTURERS (1.3%)
   24,000   BMW AG ADR                                                       782
   14,000   Daimler AG ADR                                                   766
                                                                        --------
                                                                           1,548
                                                                        --------
            DEPARTMENT STORES (0.3%)
   20,000   PPR ADR(a)                                                       372
                                                                        --------
            HOTELS, RESORTS & CRUISE LINES (1.1%)
   10,000   Hyatt Hotels Corp. "A"*                                          386
   30,000   Royal Caribbean Cruises Ltd.                                   1,020
                                                                        --------
                                                                           1,406
                                                                        --------
            Total Consumer Discretionary                                   6,220
                                                                        --------
            CONSUMER STAPLES (0.9%)
            -----------------------
            DRUG RETAIL (0.4%)
   10,000   CVS Caremark Corp.                                               483
                                                                        --------
            PACKAGED FOODS & MEAT (0.5%)
   35,000   Tyson Foods, Inc. "A"                                            679
                                                                        --------
            Total Consumer Staples                                         1,162
                                                                        --------
            ENERGY (5.9%)
            -------------
            COAL & CONSUMABLE FUELS (0.5%)
   23,000   Peabody Energy Corp.                                             612
                                                                        --------

================================================================================

12  | USAA TOTAL RETURN STRATEGY FUND

================================================================================

--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER                                                                     VALUE
OF SHARES   SECURITY                                                       (000)
--------------------------------------------------------------------------------
            OIL & GAS EXPLORATION & PRODUCTION (3.9%)
   45,000   Encana Corp.                                                $    889
    9,000   EOG Resources, Inc.                                            1,087
   16,000   EQT Corp.                                                        944
   30,000   Southwestern Energy Co.*                                       1,002
   45,000   Ultra Petroleum Corp.*                                           816
                                                                        --------
                                                                           4,738
                                                                        --------
            OIL & GAS STORAGE & TRANSPORTATION (1.5%)
  100,000   Cheniere Energy, Inc.*                                         1,878
                                                                        --------
            Total Energy                                                   7,228
                                                                        --------
            FINANCIALS (4.9%)
            -----------------
            ASSET MANAGEMENT & CUSTODY BANKS (0.2%)
    5,000   Ameriprise Financial, Inc.                                       313
                                                                        --------
            CONSUMER FINANCE (0.5%)
   10,000   Capital One Financial Corp.                                      579
                                                                        --------
            LIFE & HEALTH INSURANCE (0.8%)
   16,000   Lincoln National Corp.                                           414
   18,000   MetLife, Inc.                                                    593
                                                                        --------
                                                                           1,007
                                                                        --------
            MULTI-LINE INSURANCE (0.3%)
   14,000   Hartford Financial Services Group, Inc.                          314
                                                                        --------
            REGIONAL BANKS (0.4%)
   12,000   CIT Group, Inc.*                                                 464
                                                                        --------
            REITs - MORTGAGE (1.7%)
   70,000   American Capital Agency Corp.                                  2,026
                                                                        --------
            SPECIALIZED FINANCE (1.0%)
   10,000   CME Group, Inc.                                                  507
    6,000   IntercontinentalExchange, Inc.*                                  743
                                                                        --------
                                                                           1,250
                                                                        --------
            Total Financials                                               5,953
                                                                        --------
            INDUSTRIALS (1.6%)
            ------------------
            AEROSPACE & DEFENSE (1.6%)
    8,000   Boeing Co.                                                       603
   10,000   General Dynamics Corp.                                           693
   11,000   Raytheon Co.                                                     633
                                                                        --------
                                                                           1,929
                                                                        --------
            Total Industrials                                              1,929
                                                                        --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  13

================================================================================

--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER                                                                     VALUE
OF SHARES   SECURITY                                                       (000)
--------------------------------------------------------------------------------
            INFORMATION TECHNOLOGY (3.6%)
            -----------------------------
            APPLICATION SOFTWARE (0.5%)
   15,000   Adobe Systems, Inc.*                                        $    565
                                                                        --------
            COMMUNICATIONS EQUIPMENT (0.6%)
   11,000   QUALCOMM, Inc.                                                   683
                                                                        --------
            INTERNET SOFTWARE & SERVICES (1.1%)
   25,000   Facebook, Inc. "A"*                                              666
    1,000   Google, Inc. "A"*                                                709
                                                                        --------
                                                                           1,375
                                                                        --------
            SEMICONDUCTORS (0.5%)
   20,000   Broadcom Corp. "A"                                               664
                                                                        --------
            SYSTEMS SOFTWARE (0.9%)
   40,000   Microsoft Corp.                                                1,069
                                                                        --------
            Total Information Technology                                   4,356
                                                                        --------
            MATERIALS (4.8%)
            ----------------
            FERTILIZERS & AGRICULTURAL CHEMICALS (0.7%)
    4,500   CF Industries Holdings, Inc.                                     914
                                                                        --------
            PAPER PRODUCTS (0.3%)
   10,000   MeadWestvaco Corp.                                               319
                                                                        --------
            PRECIOUS METALS & MINERALS (2.9%)
    5,500   Agnico-Eagle Mines Ltd.                                          288
    9,600   Allied Nevada Gold Corp.*                                        289
    9,200   AngloGold Ashanti Ltd. ADR                                       289
    9,000   Barrick Gold Corp.                                               315
   29,200   Eldorado Gold Corp.                                              376
   13,400   Goldcorp, Inc.                                                   492
   20,200   IAMGOLD Corp.                                                    232
   19,000   Kinross Gold Corp.                                               185
    3,300   Newmont Mining Corp.                                             153
   17,400   Pan American Silver Corp.                                        326
    9,300   Silver Wheaton Corp.                                             335
   14,800   Yamana Gold, Inc.                                                255
                                                                        --------
                                                                           3,535
                                                                        --------
            STEEL (0.9%)
   50,000   Vale S.A. ADR                                                  1,048
                                                                        --------
            Total Materials                                                5,816
                                                                        --------
            Total Common Stocks (cost: $30,525)                           32,664
                                                                        --------

================================================================================

14  | USAA TOTAL RETURN STRATEGY FUND

================================================================================

--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER                                                                     VALUE
OF SHARES   SECURITY                                                       (000)
--------------------------------------------------------------------------------
            EXCHANGE-TRADED FUNDS (71.8%)

            EQUITY EXCHANGE-TRADED FUNDS (58.9%)
  180,000   Financial Select Sector SPDR Fund                           $  2,952
  163,000   Health Care Select Sector SPDR Fund                            6,512
  105,000   iShares FTSE China 25 Index Fund                               4,250
  123,747   iShares Gold Trust*                                            2,013
   24,000   iShares MSCI Brazil Index Fund                                 1,345
   80,000   iShares MSCI Germany Index Fund                                1,978
   70,000   iShares MSCI Indonesia Index Fund                              2,118
  396,000   iShares MSCI Italy Index Fund                                  5,326
  150,000   iShares MSCI Russia Capped Index Fund                          3,548
   50,000   iShares MSCI Spain Index Fund                                  1,513
   36,000   iShares MSCI Turkey Index Fund                                 2,404
   14,000   iShares Russell 1000 Value Index Fund                          1,019
   90,000   iShares S&P MidCap 400 Index Fund                              9,153
  130,821   iShares S&P U.S. Preferred Stock Index Fund                    5,183
  109,170   Market Vectors Junior Gold Miners ETF                          2,162
   25,000   PowerShares DB Oil Fund*                                         649
   19,824   SPDR Gold Shares Trust*                                        3,212
   11,000   Vanguard Dividend Appreciation ETF                               655
   70,000   Vanguard Energy ETF                                            7,165
   65,000   Vanguard Information Technology ETF                            4,492
   70,000   Vanguard MSCI Emerging Markets ETF                             3,117
   30,000   WisdomTree Japan Hedged Equity Fund                            1,106
                                                                        --------
                                                                          71,872
                                                                        --------
            FIXED-INCOME EXCHANGE-TRADED FUNDS (12.9%)
   10,000   iShares Barclays 0-5 Year TIPS Bond Fund                       1,031
   18,000   iShares Barclays 1-3 Year Credit Bond Fund                     1,899
   40,000   iShares Barclays 7-10 Year Treasury Bond Fund                  4,300
   20,000   iShares Barclays MBS Bond Fund                                 2,160
   53,000   iShares iBoxx Investment Grade Corporate Bond Fund             6,412
                                                                        --------
                                                                          15,802
                                                                        --------
            Total Exchange-Traded Funds (cost: $83,477)                   87,674
                                                                        --------
            Total Equity Securities (cost: $114,002)                     120,338
                                                                        --------
            MONEY MARKET INSTRUMENTS (0.3%)

            MONEY MARKET FUNDS (0.3%)
  286,038   State Street Institutional Liquid Reserve Fund, 0.17%(b)
              (cost: $286)                                                   286
                                                                        --------

            TOTAL INVESTMENTS (COST: $114,288)                          $120,624
                                                                        ========

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  15

================================================================================

------------------------------------------------------------------------------------------------------
                                                                                                MARKET
NUMBER                                                                                           VALUE
OF CONTRACTS   SECURITY                                                                          (000)
------------------------------------------------------------------------------------------------------
               PURCHASED OPTIONS (0.4%)
       1,200   Put - iShares MSCI EAFE Index expiring January 19, 2013 at 53                  $     14
       1,300   Put - iShares MSCI EAFE Index expiring January 19, 2013 at 54                        24
       4,000   Put - iShares MSCI Emerging Markets Index expiring January 19, 2013 at 42            60
          95   Put - Russell 2000 Index expiring January 19, 2013 at 810                            42
         310   Put - S&P 500 Index expiring January 19, 2013 at 1390                               279
          25   Put - S&P 500 Index expiring January 19, 2013 at 1410                                34
                                                                                              --------

               TOTAL PURCHASED OPTIONS (COST: $873)                                           $    453
                                                                                              ========

------------------------------------------------------------------------------------------------------
($ IN 000s)                                         VALUATION HIERARCHY
------------------------------------------------------------------------------------------------------
                                       (LEVEL 1)            (LEVEL 2)        (LEVEL 3)
                                   QUOTED PRICES    OTHER SIGNIFICANT      SIGNIFICANT
                               IN ACTIVE MARKETS           OBSERVABLE     UNOBSERVABLE
ASSETS                      FOR IDENTICAL ASSETS               INPUTS           INPUTS           TOTAL
------------------------------------------------------------------------------------------------------
Equity Securities:
  Common Stocks                         $ 32,292                 $372               $-        $ 32,664
  Exchange-Traded Funds                   87,674                    -                -          87,674

Money Market Instruments:
  Money Market Funds                         286                    -                -             286

Purchased Options                            453                    -                -             453
------------------------------------------------------------------------------------------------------
Total                                   $120,705                 $372               $-        $121,077
------------------------------------------------------------------------------------------------------

For the period of January 1, 2012, through December 31, 2012, there were no transfers of securities between levels. The Fund's policy is to recognize any transfers into and out of the levels as of the beginning of the period in which the event or circumstance that caused the transfer occurred.

================================================================================

16  | USAA TOTAL RETURN STRATEGY FUND

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

December 31, 2012

--------------------------------------------------------------------------------

o  GENERAL NOTES

   Market values of securities are determined by procedures and practices discussed in Note 1 to the financial statements.

   The portfolio of investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets. Investments in foreign securities were 28.6% of net assets at December 31, 2012.

   The Fund may rely on certain Securities and Exchange Commission (SEC) exemptive orders or rules that permit funds meeting various conditions to invest in an exchange-traded fund (ETF) in amounts exceeding limits set forth in the Investment Company Act of 1940, as amended, that would otherwise be applicable.

o  PORTFOLIO ABBREVIATION AND DESCRIPTION

   ADR American depositary receipts are receipts issued by a U.S. bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.

o  SPECIFIC NOTES

   (a) Security was fair valued at December 31, 2012, by USAA Asset Management Company (the Manager) in accordance with valuation procedures approved by the Board of Trustees.

   (b) Rate represents the money market fund annualized seven-day yield at December 31, 2012.

    *  Non-income-producing security.

See accompanying notes to financial statements.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  17

================================================================================

STATEMENT OF ASSETS AND LIABILITIES (IN THOUSANDS)

December 31, 2012

--------------------------------------------------------------------------------

ASSETS
  Investments in securities, at market value (cost of $114,288)         $120,624
  Purchased options, at market value (cost of $873)                          453
  Cash                                                                        10
  Receivables:
     Capital shares sold                                                     132
     Dividends and interest                                                  220
     Securities sold                                                       2,229
     Options sold                                                              8
                                                                        --------
        Total assets                                                     123,676
                                                                        --------
LIABILITIES
  Payables:
     Securities purchased                                                  1,329
     Capital shares redeemed                                                 182
  Accrued management fees                                                     63
  Accrued transfer agent's fees                                                5
  Other accrued expenses and payables                                         76
                                                                        --------
        Total liabilities                                                  1,655
                                                                        --------
           Net assets applicable to capital shares outstanding          $122,021
                                                                        ========
NET ASSETS CONSIST OF:
  Paid-in capital                                                       $152,826
  Accumulated undistributed net investment income                             95
  Accumulated net realized loss on investments and options               (36,816)
  Net unrealized appreciation of investments and options                   5,916
                                                                        --------
           Net assets applicable to capital shares outstanding          $122,021
                                                                        ========
  Capital shares outstanding, unlimited number of shares
     authorized, no par value                                             13,488
                                                                        ========
  Net asset value, redemption price, and offering price per share       $   9.05
                                                                        ========

See accompanying notes to financial statements.

================================================================================

18  | USAA TOTAL RETURN STRATEGY FUND

================================================================================

STATEMENT OF OPERATIONS (IN THOUSANDS)

Year ended December 31, 2012

--------------------------------------------------------------------------------

INVESTMENT INCOME
  Dividends (net of foreign taxes withheld of $18)                       $ 2,535
  Interest                                                                    15
                                                                         -------
        Total income                                                       2,550
                                                                         -------
EXPENSES
  Management fees                                                            742
  Administration and servicing fees                                          187
  Transfer agent's fees                                                      427
  Custody and accounting fees                                                 55
  Postage                                                                     29
  Shareholder reporting fees                                                  28
  Trustees' fees                                                              11
  Registration fees                                                           36
  Professional fees                                                           96
  Dividend expense on securities sold short                                   17
  Other                                                                       14
                                                                         -------
        Total expenses                                                     1,642
                                                                         -------
NET INVESTMENT INCOME                                                        908
                                                                         -------
NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS, SECURITIES SOLD SHORT, AND OPTIONS
  Net realized gain (loss) on:
     Investments                                                          13,814
     Securities sold short                                                 2,206
     Options                                                              (7,877)
  Change in net unrealized appreciation/depreciation of:
     Investments                                                           2,307
     Securities sold short                                                  (312)
     Options                                                               1,411
                                                                         -------
        Net realized and unrealized gain                                  11,549
                                                                         -------
  Increase in net assets resulting from operations                       $12,457
                                                                         =======

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  19

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS (IN THOUSANDS)

Years ended December 31,

--------------------------------------------------------------------------------

                                                                    2012          2011
--------------------------------------------------------------------------------------
FROM OPERATIONS
  Net investment income                                         $    908      $    304
  Net realized gain (loss) on investments                         13,814        (6,814)
  Net realized gain (loss) on securities sold short                2,206          (205)
  Net realized gain on foreign currency transactions                   -             1
  Net realized gain (loss) on options                             (7,877)        2,060
  Change in net unrealized appreciation/depreciation of:
     Investments                                                   2,307         1,025
     Securities sold short                                          (312)        3,246
     Options                                                       1,411          (823)
                                                                ----------------------
  Increase (decrease) in net assets resulting from operations     12,457        (1,206)
                                                                ----------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                             (872)         (200)
                                                                ----------------------
FROM CAPITAL SHARE TRANSACTIONS
  Proceeds from shares sold                                       12,241        19,989
  Reinvested dividends                                               860           198
  Cost of shares redeemed                                        (28,560)      (34,177)
                                                                ----------------------
     Decrease in net assets from capital share transactions      (15,459)      (13,990)
                                                                ----------------------
  Net decrease in net assets                                      (3,874)      (15,396)

NET ASSETS
  Beginning of year                                              125,895       141,291
                                                                ----------------------
  End of year                                                   $122,021      $125,895
                                                                ======================
Accumulated undistributed net investment income:
  End of year                                                   $     95      $     83
                                                                ======================
CHANGE IN SHARES OUTSTANDING
  Shares sold                                                      1,408         2,370
  Shares issued for dividends reinvested                              97            24
  Shares redeemed                                                 (3,286)       (4,070)
                                                                ----------------------
     Decrease in shares outstanding                               (1,781)       (1,676)
                                                                ======================

See accompanying notes to financial statements.

================================================================================

20  | USAA TOTAL RETURN STRATEGY FUND

================================================================================

NOTES TO FINANCIAL STATEMENTS

December 31, 2012

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940 (the 1940 Act), as amended, is an open-end management investment company organized as a Delaware statutory trust consisting of 50 separate funds. The information presented in this annual report pertains only to the USAA Total Return Strategy Fund (the Fund), which is classified as diversified under the 1940 Act. The Fund's investment objective is to seek capital appreciation through the use of a dynamic allocation strategy, across stocks, bonds, and cash instruments.

The Fund's assets are invested pursuant to a dynamic allocation strategy, which allows the Fund's investment adviser to invest at any given time a portion or substantially all of the Fund's assets allocated to it in stocks or bonds, either directly or through the use of exchange-traded funds (ETFs), and/or cash equivalents, through direct investment in short-term, high-quality money market instruments or money market funds.

Prior to January 27, 2012, the Fund's objective was to seek a positive return every calendar year and over the long-term (five years and more) to achieve returns greater than the S&P 500 Index with less risk.

A. SECURITY VALUATION -- The Trust's Board of Trustees (the Board) has established the Valuation Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures which are approved by the Board. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  21

================================================================================

   The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by the Fund and presents additional information to the Board regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.

   The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly meetings to review prior actions taken by the Committee and USAA Asset Management Company (the Manager). Among other things, these monthly meetings include a review and analysis of back testing reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and daily stale price monitoring.

   The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

   1. Equity securities, including ETFs and equity securities sold short, except as otherwise noted, traded primarily on a domestic securities exchange or the Nasdaq over-the-counter markets, are valued at the last sales price or official closing price on the exchange or primary market on which they trade. If no last sale or official closing price is reported or available, the average of the bid and asked prices generally is used.

   2. Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's net asset value (NAV) may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In most cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not be reflected in the value of the Fund's foreign securities. However, the Manager, an affiliate of the Fund, and the Fund's subadviser, if applicable, will monitor for events that would

================================================================================

22  | USAA TOTAL RETURN STRATEGY FUND

================================================================================

       materially affect the value of the Fund's foreign securities. The Fund's subadviser has agreed to notify the Manager of significant events it identifies that would materially affect the value of the Fund's foreign securities. If the Manager determines that a particular event would materially affect the value of the Fund's foreign securities, then the Manager, under valuation procedures approved by the Board, will consider such available information that it deems relevant to determine a fair value for the affected foreign securities. In addition, the Fund may use information from an external vendor or other sources to adjust the foreign market closing prices of foreign equity securities to reflect what the Fund believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events that occur on a fairly regular basis (such as U.S. market movements) are significant.

   3. Investments in open-end investment companies, hedge, or other funds, other than ETFs, are valued at their NAV at the end of each business day.

   4. Debt securities purchased with original or remaining maturities of 60 days or less may be valued at amortized cost, which approximates market value.

   5. Debt securities with maturities greater than 60 days are valued each business day by a pricing service (the Service) approved by the Board. The Service uses an evaluated mean between quoted bid and asked prices or the last sales price to price securities when, in the Service's judgment, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods that include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions.

   6. Repurchase agreements are valued at cost, which approximates market value.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  23

================================================================================

   7.  Options are valued by a pricing service at the National Best Bid/Offer
       (NBBO) composite price, which is derived from the best available bid and ask prices in all participating options exchanges determined to most closely reflect market value of the options at the time of computation of the Fund's NAV.

   8. Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of the Fund, are valued in good faith at fair value, using methods determined by the Manager in consultation with the Fund's subadvisers, under valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

       Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B. FAIR VALUE MEASUREMENTS -- Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the portfolio of investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

   Level 1 -- inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

================================================================================

24  | USAA TOTAL RETURN STRATEGY FUND

================================================================================

   Level 2 -- inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indices. Level 2 securities include certain common stocks, which are valued based on methods discussed in
   Note 1A5.

   Level 3 -- inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

   The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

C. DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES -- The Fund may buy, sell, and enter into certain types of derivatives, including, but not limited to futures contracts, options, and options on futures contracts, under circumstances in which such instruments are expected by the portfolio manager to aid in achieving the Fund's investment objective. The Fund also may use derivatives in circumstances where the portfolio manager believes they offer an economical means of gaining exposure to a particular asset class or securities market or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market. With exchange listed futures contracts and options, counterparty credit risk to the Fund is limited to the exchange's clearinghouse which, as counterparty to all exchange traded futures contracts and options, guarantees the transactions against default from the actual counterparty to the trade.

   OPTIONS TRANSACTIONS -- The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund may use options on underlying instruments, namely, equity securities, ETFs, and equity indexes, to gain exposure to, or hedge against, changes in the value of equity securities, ETFs, or equity indexes. A call option gives the purchaser the right to buy, and the writer the obligation to sell, the underlying instrument at a specified price during a specified period. Conversely, a put option gives the purchaser the right to sell, and the writer the obligation to buy, the underlying

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  25

================================================================================

   instrument at a specified price during a specified period. The purchaser of the option pays a premium to the writer of the option.

   Premiums paid for purchased options are included in the Fund's statement of assets and liabilities as an investment. If a purchased option expires unexercised, the premium paid is recognized as a realized loss. If a purchased call option on a security is exercised, the cost of the security acquired includes the exercise price and the premium paid. If a purchased put option on a security is exercised, the realized gain or loss on the security sold is determined from the exercise price, the original cost of the security, and the premium paid. The risk associated with purchasing a call or put option is limited to the premium paid.

   Premiums received from writing options are included in the Fund's statement of assets and liabilities as a liability. If a written option expires unexercised, the premium received is recognized as a realized gain. If a written call option on a security is exercised, the realized gain or loss on the security sold is determined from the exercise price, the original cost of the security, and the premium received. If a written put option on a security is exercised, the cost of the security acquired is the exercise price paid less the premium received. The Fund, as a writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

   In an attempt to reduce the Fund's volatility over time, the Fund may implement a strategy that involves purchasing and selling options on indexes or ETFs that represent the Fund's exposure against a highly correlated stock portfolio. The combination of the diversified stock portfolio with index or ETF options is designed to provide the Fund with consistent returns over a wide range of equity market environments. This strategy may not fully protect the Fund against declines in the portfolio's value, and the Fund could experience a loss. Options on ETFs are similar to options on individual securities in that the holder of the ETF call (or put) has the right to receive (or sell) shares of the underlying ETF at the strike price on or before exercise date. Options on securities indexes are different from options on individual securities in that the holder of the index option has the

================================================================================

26  | USAA TOTAL RETURN STRATEGY FUND

================================================================================

   right to receive an amount of cash equal to the difference between the exercise price and the settlement value of the underlying index as defined by the exchange. If an index option is exercised, the realized gain or loss is determined by the exercise price, the settlement value, and the premium amount paid or received.

   FAIR VALUES OF DERIVATIVE INSTRUMENTS AS OF DECEMBER 31, 2012* (IN THOUSANDS)

                                    ASSET DERIVATIVES               LIABILITY DERIVATIVES
---------------------------------------------------------------------------------------------
                               STATEMENT OF                    STATEMENT OF
                               ASSETS AND                      ASSETS AND
DERIVATIVES NOT ACCOUNTED      LIABILITIES                     LIABILITIES
FOR AS HEDGING INSTRUMENTS     LOCATION         FAIR VALUE     LOCATION            FAIR VALUE
---------------------------------------------------------------------------------------------
Equity contracts               Purchased           $453             -                   $-
                               options
---------------------------------------------------------------------------------------------

   * For open derivative instruments as of December 31, 2012, see the portfolio of investments, which also is indicative of activity for the year ended December 31, 2012.

   THE EFFECT OF DERIVATIVE INSTRUMENTS ON THE STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2012 (IN THOUSANDS)

                                                                               CHANGE IN
                                                                               UNREALIZED
DERIVATIVES NOT                                                                APPRECIATION
ACCOUNTED FOR AS          STATEMENT OF                     REALIZED LOSS       (DEPRECIATION)
HEDGING INSTRUMENTS       OPERATIONS LOCATION              ON DERIVATIVES      ON DERIVATIVES
---------------------------------------------------------------------------------------------
Equity contracts          Net realized gain (loss)             $(7,877)            $1,411
                          on options;Change in net
                          unrealized appreciation/
                          depreciation of options
---------------------------------------------------------------------------------------------

D. SHORT POSITIONS -- Short positions are collateralized by cash proceeds from the short sales and by designated long positions. In order to sell securities it does not own, the Fund must borrow the securities from a broker or lending agent. If the borrowed security pays a dividend during this time, the Fund must pay the amount of the dividend to the broker or lending agent. This amount is shown as "dividend expense" on the Fund's statement of operations. The Fund is subject to risk of loss if the broker executing the short sale or the lending agent were to fail to perform its obligation under the contractual terms.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  27

================================================================================

   Short sales involve the risk that the Fund will incur a loss by subsequently buying the security at a higher price than the price at which the Fund previously sold the security short. Short sale transactions result in off-balance-sheet risk because the ultimate obligation may exceed the amount shown in the accompanying statement of assets and liabilities. Because the Fund's loss on a short sale stems from increases in the value of the security sold short, the extent of such loss, like the price of the security sold short, is theoretically unlimited. By contrast, a Fund's loss on a long position arises from decreases in the value of the security held by the Fund and therefore is limited by the fact that a security's value cannot drop below zero. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale.

   The Fund may not always be able to close out a short position at a particular time or at an acceptable price. The lender of securities sold short may request that borrowed securities be returned to it on short notice, and the Fund may have to buy the borrowed securities at an unfavorable price. If this occurs at a time when other short sellers of the same security also want to cover their positions, it is more likely that the Fund will have to cover its short sale at an unfavorable price and potentially reduce or eliminate any gain, or increase or cause a loss, as a result of the short sale.

E. FOREIGN CURRENCY TRANSLATIONS -- The Fund's assets may be invested in the securities of foreign issuers and may be traded in foreign currency. Since the Fund's accounting records are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following bases:

   1. Purchases and sales of securities, income, and expenses at the exchange rate obtained from an independent pricing service on the respective dates of such transactions.

   2. Market value of securities, other assets, and liabilities at the exchange rate obtained from an independent pricing service on a daily basis.

================================================================================

28  | USAA TOTAL RETURN STRATEGY FUND

================================================================================

   The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

   Separately, net realized foreign currency gains/losses may arise from sales of foreign currency, currency gains/losses realized between the trade and settlement dates on security transactions, and from the difference between amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts received. At the end of the Fund's fiscal year, these net realized foreign currency gains/losses are reclassified from accumulated net realized gain/loss to accumulated undistributed net investment income on the statement of assets and liabilities as such amounts are treated as ordinary income/loss for tax purposes. Net unrealized foreign currency exchange gains/losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rate.

F. FEDERAL TAXES -- The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income tax provision is required.

G. INVESTMENTS IN SECURITIES -- Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Dividend income and expense on securities sold short, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded daily on the accrual basis. Discounts and premiums are amortized over the life of the respective securities, using the effective yield method for long-term securities and the straight-line method for short-term securities.

H. EXPENSES PAID INDIRECTLY -- Through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  29

================================================================================

   purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to directly reduce the Fund's expenses. Effective January 1, 2013, the Fund's custodian will suspend the bank credit arrangement. For the year ended December 31, 2012, custodian and other bank credits reduced the Fund's expenses by less than $500.

I. INDEMNIFICATIONS -- Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

J. USE OF ESTIMATES -- The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at a rate per annum equal to the rate at which CAPCO obtains funding in the capital markets, with no markup.

The USAA Funds that are party to the loan agreement are assessed facility fees by CAPCO in the amount of 7.0 basis points of the amount of the committed loan agreement. Prior to September 30, 2012, the Funds were assessed facility fees by CAPCO in the amount of 7.5 basis points of the amount of the committed loan agreement. The facility fees are allocated among the Funds based on their respective average net assets for the period.

================================================================================

30  | USAA TOTAL RETURN STRATEGY FUND

================================================================================

For the year ended December 31, 2012, the Fund paid CAPCO facility fees of $1,000, which represents 0.2% of the total fees paid to CAPCO by the USAA Funds. The Fund had no borrowings under this agreement during the year ended December 31, 2012.

(3) DISTRIBUTIONS

The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

During the current fiscal year, permanent differences between book-basis and tax-basis accounting for short sales, dividend and foreign currency adjustments resulted in reclassifications to the statement of assets and liabilities to decrease accumulated undistributed net investment income and accumulated net realized loss on investments by $24,000. These reclassifications had no effect on net assets.

The tax character of distributions paid during the years ended December 31, 2012, and 2011, was as follows:

                                                  2012                   2011
                                                -------------------------------
Ordinary income*                                $872,000               $200,000

*Includes distribution of short-term realized capital gains, if any, which are taxable as ordinary income.

As of December 31, 2012, the components of net assets representing distributable earnings on a tax basis were as follows:

Undistributed ordinary income                                       $    112,000
Accumulated capital and other losses                                 (36,874,000)
Unrealized appreciation of investments                                 5,974,000

The difference between book-basis and tax-basis unrealized depreciation of investments is attributable to the tax deferral of losses on wash sales and the mark-to-market adjustments.

Distributions of net investment income are made quarterly. Distributions of realized gains from security transactions not offset by capital losses

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  31

================================================================================

are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

Under the Regulated Investment Company Modernization Act of 2010 (the Act), a fund is permitted to carry forward net capital losses indefinitely. Additionally, such capital losses that are carried forward will retain their character as short-term and or long-term capital losses. Post-enactment capital loss carryforwards must be used before pre-enactment capital loss carryforwards. As a result, pre-enactment capital loss carryforwards may be more likely to expire unused.

For the year ended December 31, 2012, the Fund utilized post-enactment capital loss carryforwards of $3,749,000, to offset capital gains. At December 31, 2012, the Fund had pre-enactment capital loss carryforwards of $25,529,000, and post-enactment long-term capital loss carryforwards of $11,269,000, for federal income tax purposes. Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first day of the Fund's next taxable year. For the year ended December 31, 2012, the Fund deferred to January 1, 2013, post-October capital losses of $76,000. If not offset by subsequent capital gains, the pre-enactment capital loss carryforwards will expire between 2017 and 2018, as shown below. It is unlikely that the Trust's Board of Trustees will authorize a distribution of capital gains realized in the future until the capital loss carryforwards have been used or expire.

PRE-ENACTMENT CAPITAL LOSS CARRYFORWARDS
-----------------------------------------
 EXPIRES                        BALANCE
---------                     -----------
  2017                        $17,718,000
  2018                          7,811,000
                              -----------
                   Total      $25,529,000
                              ===========

For the year ended December 31, 2012, the Fund did not incur any income tax, interest, or penalties and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the Manager will monitor its tax positions to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax

================================================================================

32  | USAA TOTAL RETURN STRATEGY FUND

================================================================================

return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the year ended December 31, 2012, were $204,297,000 and $221,975,000, respectively.

As of December 31, 2012, the cost of securities, including short-term securities, for federal income tax purposes, was $115,102,000.

Gross unrealized appreciation and depreciation of investments as of December 31, 2012, for federal income tax purposes, were $7,724,000 and $1,750,000, respectively, resulting in net unrealized appreciation of $5,974,000.

For the year ended December 31, 2012, transactions in written call and put options* were as follows:

                                                                        PREMIUMS
                                                   NUMBER OF            RECEIVED
                                                   CONTRACTS             (000's)
                                                   -----------------------------
Outstanding at December 31, 2011                       350              $   220
Options written                                     48,930                7,109
Options terminated in closing
  purchase transactions                            (49,280)              (7,329)
Options expired                                          -                    -
                                                   -----------------------------
Outstanding at December 31, 2012                         -              $     -
                                                   =============================

*Refer to Note 1C for a discussion of derivative instruments and how they are accounted for in the Fund's financial statements.

(5) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES -- The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund and for directly managing the day-to-day investment of a portion of the Fund's assets, subject to the authority

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  33

================================================================================

   of and supervision by the Board. The Manager also is authorized to select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of a portion of the Fund's assets. The Manager monitors each subadviser's performance through quantitative and qualitative analysis, and periodically recommends to the Board as to whether each subadviser's agreement should be renewed, terminated, or modified. The Manager also is responsible for allocating assets to the subadvisers. The allocation for each subadviser can range from 0% to 100% of the Fund's assets, and the Manager can change the allocations without shareholder approval.

   The investment management fee for the Fund is composed of a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.65% of the Fund's average net assets for the fiscal year.

   The performance adjustment is calculated monthly by comparing the Fund's performance to that of the Lipper Flexible Portfolio Funds Index over the performance period. The Lipper Flexible Portfolio Funds Index tracks the total return performance of the 30 largest funds in the Lipper Flexible Funds category. The performance period for the Fund consists of the current month plus the previous 35 months. The following table is utilized to determine the extent of the performance adjustment:

OVER/UNDER PERFORMANCE                ANNUAL ADJUSTMENT RATE
RELATIVE TO INDEX(1)                  AS A % OF THE FUND'S AVERAGE NET ASSETS(1)
--------------------------------------------------------------------------------
+/- 1.00% to 4.00%                    +/- 0.04%
+/- 4.01% to 7.00%                    +/- 0.05%
+/- 7.01% and greater                 +/- 0.06%

   (1)Based on the difference between average annual performance of the Fund and its relevant index, rounded to the nearest 0.01%. Average net assets are calculated over a rolling 36-month period.

   The annual performance adjustment rate is multiplied by the average net assets of the Fund over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365


================================================================================

34  | USAA TOTAL RETURN STRATEGY FUND

================================================================================

   (366 in leap years). The resulting amount is the performance adjustment; a positive adjustment in the case of overperformance, or a negative adjustment in the case of underperformance.

   Under the performance fee arrangement, the Fund will pay a positive performance fee adjustment for a performance period whenever the Fund outperforms the Lipper Flexible Portfolio Funds Index over that period, even if the Fund had overall negative returns during the performance period.

   For the year ended December 31, 2012, the Fund incurred total management fees, paid or payable to the Manager, of $742,000, which included a (0.05)% performance adjustment of $(67,000).

B. SUBADVISORY ARRANGEMENT(S) -- Effective January 27, 2012, the Manager terminated its investment subadvisory agreement with QS Investors, LLC (QS). For the year ended December 31, 2012, the Manager incurred subadvisory fees, paid or payable to QS, of $12,000.

C. ADMINISTRATION AND SERVICING FEES -- The Manager provides certain administration and servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of the Fund's average net assets. For the year ended December 31, 2012, the Fund incurred administration and servicing fees, paid or payable to the Manager, of $187,000.

   In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by the Manager. For the year ended December 31, 2012, the Fund reimbursed the Manager $4,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's statement of operations.

D. TRANSFER AGENT'S FEES -- USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund based on an annual

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  35

================================================================================


   charge of $23 per shareholder account plus out-of-pocket expenses. The Fund also pays SAS fees that are related to the administration and servicing of accounts that are traded on an omnibus basis. For the year ended December 31, 2012, the Fund incurred transfer agent's fees, paid or payable to SAS, of $427,000.

E. UNDERWRITING SERVICES -- USAA Investment Management Company provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no commissions or fees for this service.

(6) TRANSACTIONS WITH AFFILIATES

The Manager is indirectly wholly owned by United Services Automobile Association
(USAA), a large, diversified financial services institution.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

================================================================================

36  | USAA TOTAL RETURN STRATEGY FUND

================================================================================

(7) FINANCIAL HIGHLIGHTS

Per share operating performance for a share outstanding throughout each period is as follows:

                                                                  YEAR ENDED DECEMBER 31,
                                         -------------------------------------------------------------------------
                                             2012            2011           2010              2009            2008
                                         -------------------------------------------------------------------------
Net asset value at
  beginning of period                    $   8.24       $   8.34        $   7.97          $   7.21        $   9.37
                                         -------------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income                       .06            .02             .03               .03             .13
  Net realized and
    unrealized gain (loss)                    .81           (.11)            .37               .85(a)        (2.09)
                                         -------------------------------------------------------------------------
Total from investment operations              .87           (.09)            .40               .88           (1.96)
                                         -------------------------------------------------------------------------
Less distributions from:
  Net investment income                      (.06)          (.01)           (.03)             (.03)           (.13)
  Realized capital gains                        -              -               -              (.09)           (.07)
                                         -------------------------------------------------------------------------
Total distributions                          (.06)          (.01)           (.03)             (.12)           (.20)
                                         -------------------------------------------------------------------------
Net asset value at end of period         $   9.05       $   8.24        $   8.34          $   7.97        $   7.21
                                         =========================================================================
Total return (%)*                           10.62          (1.04)           5.01             12.25(a),(b)   (21.01)
Net assets at end of period (000)        $122,021       $125,895        $141,291          $149,206        $142,978
Ratios to average net assets:**
  Expenses including dividend
    expense on securities
    sold short (%)(c)
    Including reimbursements                    -           1.72            1.79              1.56(b),(d)     1.31(d)
    Excluding reimbursements                 1.32           1.72            1.79              1.70(b)         1.60
  Expenses excluding dividend
    expense on securities
    sold short (%)(c)
    Including reimbursements                    -           1.35            1.35              1.29(b),(d)     1.00(d)
    Excluding reimbursements                 1.31           1.35            1.35              1.43(b)         1.29
  Net investment income (%)                   .73            .23             .00(e)            .41            1.00
Portfolio turnover (%)(f),(g)                 171             92              56(h)             68             384

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended December 31, 2012, average net assets were $124,475,000.
(a) During the year ended December 31, 2009, the Manager reimbursed the Fund $8,000 for a loss incurred from the sale of option contracts that were purchased in excess of what was required to hedge the equity portion of the Fund's portfolio. The effect of this reimbursement on the Fund's net realized loss per share and total return was less than $0.01/0.01%.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  37

================================================================================

(b) During the year ended December 31, 2009, SAS voluntarily reimbursed the Fund $56,000 for corrections in fees paid for the administration and servicing of certain accounts. The effect of this reimbursement on the Fund's total return was less than 0.01%. The reimbursement decreased the Fund's expense ratios by 0.04%. This decrease is excluded from the expense ratios in the Financial Highlights table.
(c) Reflects total operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the expense ratios by less than 0.01%.
(d) Prior to May 1, 2009, the Manager voluntarily agreed to limit the annual expenses of the Fund to 1.00% of the Fund's average net assets, excluding the effect of any dividend expense for securities sold short.
(e) Represents less than 0.01%.
(f) The Fund's various investment strategies will create a large volume of purchase and sales transactions relative to the market value of portfolio investments, which results in portfolio turnover rates exceeding 100%.
(g) Prior to January 27, 2012, calculated excluding securities sold short, covers on securities sold short, and options transactions. The turnover rate for the portion of the Fund invested in ETFs and bonds was calculated using average daily market value for the year ended December 31, 2008, and calculated using average monthly market value for the years ended December 31, 2009, 2010, 2011, and 2012.
(h) Revised turnover rate for the year ended December 31, 2010, to reflect removal of short sales based on management's intent to hold the securities less than one year.

================================================================================

38  | USAA TOTAL RETURN STRATEGY FUND

================================================================================

EXPENSE EXAMPLE

December 31, 2012 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of July 1, 2012, through December 31, 2012.

ACTUAL EXPENSES

The first line of the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical

================================================================================

                                                           EXPENSE EXAMPLE |  39

================================================================================

account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                               EXPENSES PAID
                                 BEGINNING                ENDING               DURING PERIOD*
                               ACCOUNT VALUE           ACCOUNT VALUE           JULY 1, 2012 -
                                JULY 1, 2012         DECEMBER 31, 2012       DECEMBER 31, 2012
                               ---------------------------------------------------------------
Actual                            $1,000.00              $1,059.70                 $6.68

Hypothetical
  (5% return before expenses)      1,000.00               1,018.65                  6.55

* Expenses are equal to the Fund's annualized expense ratio of 1.29%, which is net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 184 days/366 days (to reflect the one-half-year period). The Fund's ending account value on the first line in the table is based on its actual total return of 5.97% for the six-month period of July 1, 2012, through December 31, 2012.

================================================================================

40  | USAA TOTAL RETURN STRATEGY FUND

================================================================================

TRUSTEES' AND OFFICERS' INFORMATION

TRUSTEES AND OFFICERS OF THE TRUST

--------------------------------------------------------------------------------

The Board of Trustees (the Board) of the Trust consists of five Trustees. These Trustees and the Trust's Officers supervise the business affairs of the USAA family of funds. The Board is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including USAA Asset Management Company (AMCO) and its affiliates. The term of office for each Trustee shall be 20 years or until the Independent Trustee reaches age 72 or an Interested Trustee reaches age 65. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that at least two-thirds of the Trustees have been elected by the shareholders.

Set forth below are the Trustees and Officers of the Trust, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. Each serves on the Board of the USAA family of funds consisting of one registered investment company offering 50 individual funds. Unless otherwise indicated, the business address of each is 9800 Fredericksburg Road, San Antonio, TX 78288.

If you would like more information about the funds' Trustees, you may call (800) 531-USAA (8722) to request a free copy of the funds' statement of additional information (SAI).

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  41

================================================================================

INTERESTED TRUSTEE(1)
--------------------------------------------------------------------------------
DANIEL S. MCNAMARA(2, 4)
Trustee, President, and Vice Chair of the Board of Trustees
Born: December 1966
Year of Election or Appointment: 2009

President and Director of AMCO (01/12-present); President and Director, USAA Investment Management Company (IMCO) and USAA Shareholder Account Services (SAS) (10/09-present); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-present); President and Director of USAA Financial Advisors, Inc. (FAI) and FPS (10/09-04/11); President, Banc of America Investment Advisors (9/07-9/09); Managing Director Planning and Financial Products Group, Bank of America (09/01-09/09). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

NON-INTERESTED (INDEPENDENT) TRUSTEES
--------------------------------------------------------------------------------
ROBERT L. MASON, PH.D.(2, 3, 4, 5, 6)
Trustee and Chairman
Born: July 1946
Year of Election or Appointment: 1997(+)

Institute Analyst, Southwest Research Institute (3/02-present), which focuses in the fields of technological research. Dr. Mason brings to the Board particular experience with information technology matters, statistical analysis, and human resources as well as over 15 years' experience as a Board member of the USAA family of funds. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

42  | USAA TOTAL RETURN STRATEGY FUND

================================================================================

BARBARA B. OSTDIEK, PH.D.(3, 4, 5, 6, 7)
Trustee
Born: March 1964
Year of Election or Appointment: 2008

Academic Director, El Paso Corporation Finance Center at Jesse H. Jones Graduate School of Business at Rice University (7/02-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (7/01-present). Dr. Ostdiek brings to the Board particular experience with financial investment management, education, and research as well as over four years' experience as a Board member of the USAA family of funds. Dr. Ostdiek holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

MICHAEL F. REIMHERR(3, 4, 5, 6)
Trustee
Born: August 1945
Year of Election or Appointment: 2000

President of Reimherr Business Consulting (5/95-present), an organization that performs business valuations of large companies to include the development of annual business plans, budgets, and internal financial reporting. Mr. Reimherr brings to the Board particular experience with organizational development, budgeting, finance, and capital markets as well as over 12 years' experience as a Board member of the USAA family of funds. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  43

================================================================================

PAUL L. MCNAMARA(3, 4, 5, 6)
Trustee
Born: July 1948
Year of Election or Appointment: 2012

Director, Cantor Opportunistic Alternatives Fund, LLC (3/10-present), which is a closed-end fund of funds managed by Cantor Fitzgerald Investment Advisors L.P. Mr. McNamara retired from Lord Abbett & Co. LLC as an Executive Member on 9/30/09, a position he held since 10/02. He had been employed at Lord Abbett since 1996. Mr. McNamara brings to the Board extensive experience with the financial services industry and, in particular, institutional and retail mutual fund markets, including experience with mutual fund marketing, distribution, and risk management, as well as overall experience with compliance and corporate governance issues. Mr. McNamara also has experience serving as a fund director. Mr. McNamara holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds. Paul L. McNamara is no relation to Daniel S. McNamara.

    (1) Indicates the Trustee is an employee of AMCO or affiliated companies and is considered an "interested person" under the Investment Company Act of 1940.

    (2) Member of Executive Committee

    (3) Member of Audit Committee

    (4) Member of Pricing and Investment Committee

    (5) Member of Corporate Governance Committee

    (6) The address for all non-interested trustees is that of the USAA Funds, P.O. Box 659430, San Antonio, TX 78265-9430.

    (7) Dr. Ostdiek was appointed the Audit Committee Financial Expert for the Funds' Board in November 2008.

    (+) Mr. Mason was elected as Chair of the Board in January 2012.

================================================================================

44  | USAA TOTAL RETURN STRATEGY FUND

================================================================================

INTERESTED OFFICERS(1)
--------------------------------------------------------------------------------

R. MATTHEW FREUND
Vice President
Born: July 1963
Year of Appointment: 2010

Senior Vice President, Investment Portfolio Management, AMCO (01/12-present); Senior Vice President, Investment Portfolio Management, IMCO (02/10-12/11); Vice President, Fixed Income Investments, IMCO (02/04-2/10). Mr. Freund also serves as a director of SAS.

JOHN P. TOOHEY
Vice President
Born: March 1968
Year of Appointment: 2009

Vice President, Equity Investments, AMCO (01/12-present); Vice President, Equity Investments, IMCO (02/09-01/12); Managing Director, AIG Investments, (12/03-01/09).

ADYM W. RYGMYR
Secretary
Born: February 1969
Year of Appointment: 2012

Director, USAA IMCO (08/12-present); Vice President, Financial Advice & Solutions Group General Counsel, USAA (03/12-present); Managing Director and General Counsel, TIAA-CREF (04/04-03/12). Mr. Rygmyr also holds the officer positions of Vice President and Secretary, IMCO, AMCO, and SAS.

JAMES G. WHETZEL
Assistant Secretary
Born: February 1978
Year of Appointment: 2010

Executive Director Securities Attorney, Financial Advice & Solutions Group General Counsel, USAA (10/12-present); Attorney, Financial Advice & Solutions Group General Counsel, USAA (11/08-10/12); Reed Smith, LLP, Associate (08/05-11/08). Mr. Whetzel also serves as Assistant Secretary of AMCO and SAS.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  45

================================================================================

ROBERTO GALINDO, JR.
Treasurer
Born: November 1960
Year of Appointment: 2008

Assistant Vice President, Portfolio Accounting/Financial Administration, USAA (12/02-present); Assistant Treasurer, USAA family of funds (7/00-2/08).

WILLIAM A. SMITH
Assistant Treasurer
Born: June 1948
Year of Appointment: 2009

Vice President, Senior Financial Officer, and Treasurer, AMCO, FAI, FPS, SAS and USAA Life (2/09-present); Vice President, Senior Financial Officer, USAA (2/07-present).

JEFFREY D. HILL
Chief Compliance Officer
Born: December 1967
Year of Appointment: 2004

Assistant Vice President, Investments Compliance, USAA (03/12-present); Assistant Vice President, Mutual Funds Compliance, USAA (09/04-02/12).

  (1) Indicates those Officers who are employees of AMCO or affiliated companies and are considered "interested persons" under the Investment Company Act of 1940.

================================================================================

46  | USAA TOTAL RETURN STRATEGY FUND

================================================================================

TRUSTEES                             Daniel S. McNamara
                                     Robert L. Mason, Ph.D.
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
                                     Paul L. McNamara
--------------------------------------------------------------------------------
ADMINISTRATOR AND                    USAA Asset Management Company
INVESTMENT ADVISER                   P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                      USAA Investment Management Company
DISTRIBUTOR                          P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                        State Street Bank and Trust Company
ACCOUNTING AGENT                     P.O. Box 1713
                                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1800
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                          Under "My Accounts" on
SELF-SERVICE 24/7                    usaa.com select "Investments,"
AT USAA.COM                          then "Mutual Funds"

OR CALL                              Under "Investments" view
(800) 531-USAA                       account balances, or click
        (8722)                       "I want to...," and select
                                     the desired action.
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722); (ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at USAA.COM; and
(ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722); (ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

       USAA
       9800 Fredericksburg Road                             --------------
       San Antonio, TX 78288                                   PRSRT STD
                                                             U.S. Postage
                                                                 PAID
                                                                 USAA
                                                            --------------

>> SAVE PAPER AND FUND COSTS
   Under MY PROFILE on USAA.COM select MANAGE PREFERENCES
   Set your DOCUMENT PREFERENCES to USAA DOCUMENTS ONLINE.

   [LOGO OF USAA]
        USAA       WE KNOW WHAT IT MEANS TO SERVE.(R)

   =============================================================================
   48703-0213                                (C)2013, USAA. All rights reserved.



ITEM 2.  CODE OF ETHICS.

On September 27, 2012, the Board of Trustees of USAA Mutual Funds Trust approved a Code of Ethics (Sarbanes Code) applicable solely to its senior financial officers, including its principal executive officer (President), as defined under the Sarbanes-Oxley Act of 2002 and implementing regulations of the Securities and Exchange Commission. A copy of the Sarbanes Code is attached as an Exhibit to this Form N-CSR.

No waivers (explicit or implicit) have been granted from a provision of the Sarbanes Code.



ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

On November 18, 2008, the Board of Trustees of USAA Mutual Funds Trust designated Dr. Barbara B. Ostdiek, Ph.D. as the Board's audit committee financial expert. Dr. Ostdiek has served as an Associate Professor of Management at Rice University since 2001. Dr. Ostdiek also has served as an Academic Director at El Paso Corporation Finance Center since 2002. Dr. Ostdiek is an independent trustee who serves as a member of the Audit Committee, Pricing and Investment Committee and the Corporate Governance Committee of the Board of Trustees of USAA Mutual Funds Trust.



ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) AUDIT FEES. The Registrant, USAA Mutual Funds Trust, consists of 50 funds in all. Only 12 funds of the Registrant have a fiscal year-end of December 31 and are included within this report (the Funds). The aggregate fees accrued or billed by the Registrant's independent auditor, Ernst & Young LLP, for professional services rendered for the audit of the Registrant's annual financial statements and services provided in connection with statutory and regulatory filings by the Registrant for the Funds for fiscal years ended December 31, 2012 and 2011 were $360,045 and $348,949, respectively.

(b) AUDIT RELATED FEE. The aggregate fees accrued or paid to Ernst & Young, LLP by USAA Shareholder Account Services (SAS) for professional services rendered for audit related services related to the annual study of internal controls of the transfer agent for fiscal years ended December 31, 2012 and 2011 were $65,860 and $64,378, respectively. All services were preapproved by the Audit Committee.

(c) TAX FEES. No such fees were billed by Ernst & Young LLP for the review of federal, state and city income and tax returns and excise tax calculations for fiscal years ended December 31, 2012 and 2011.

(d) ALL OTHER FEES. No such fees were billed by Ernst & Young LLP for fiscal years ended December 31, 2012 and 2011.

(e)(1) AUDIT COMMITTEE PRE-APPROVAL POLICY. All audit and non-audit services to be performed for the Registrant by Ernst & Young LLP must be pre-approved by the Audit Committee. The Audit Committee Charter also permits the Chair of the Audit Committee to pre-approve any permissible non-audit service that must be commenced prior to a scheduled meeting of the Audit Committee. All non-audit services were pre-approved by the Audit Committee or its Chair, consistent with the Audit Committee's preapproval procedures.

   (2)  Not applicable.

(f)  Not applicable.

(g) The aggregate non-audit fees billed by Ernst & Young LLP for services rendered to the Registrant and the Registrant's investment adviser, USAA Asset Management Company (AMCO), and the Funds' transfer agent, SAS, for December 31, 2012 and 2011 were $387,250 and $378,534, respectively.

(h) Ernst & Young LLP provided non-audit services to AMCO in 2012 and 2011 that were not required to be pre-approved by the Registrant's Audit Committee because the services were not directly related to the operations of the Registrant's Funds. The Board of Trustees will consider Ernst & Young LLP's independence and will consider whether the provision of these non-audit services to AMCO is compatible with maintaining Ernst & Young LLP's independence.



ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not Applicable.



ITEM 6.  SCHEDULE OF INVESTMENTS.

Filed as part of the report to shareholders.



ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.



ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.



Item 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not Applicable.



ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The  Corporate   Governance   Committee  selects  and  nominates  candidates for
membership on the Board as independent directors. Currently, there is no procedure for shareholders to recommend candidates to serve on the Board.



ITEM 11.  CONTROLS AND PROCEDURES

The principal executive officer and principal financial officer of USAA Mutual Funds Trust (Trust) have concluded that the Trust's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no significant changes or corrective actions with regard to significant deficiencies or material weaknesses in the Trust's internal controls or in other factors that could significantly affect the Trust's internal controls subsequent to the date of their evaluation. The only change to the procedures was to document the annual disclosure controls and procedures established for the new section of the shareholder reports detailing the factors considering by the Trust's Board in approving the Trust's advisory agreements.



ITEM 12.  EXHIBITS.

(a)(1). Code of Ethics pursuant to Item 2 of Form N-CSR is filed hereto exactly as set forth below:


                                 CODE OF ETHICS
                         FOR PRINCIPAL EXECUTIVE OFFICER
                          AND SENIOR FINANCIAL OFFICERS

                             USAA MUTUAL FUNDS TRUST

I.       PURPOSE OF THE CODE OF ETHICS

         USAA Mutual Funds Trust (the Trust or the Funds) has adopted this code of ethics (the Code) to comply with Section 406 of the Sarbanes-Oxley Act of 2002 (the Act) and implementing regulations of the Securities and Exchange Commission (SEC). The Code applies to the Trust's Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer (each a Covered Officer), as detailed in Appendix A.

         The purpose of the Code is to promote:
              - honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between the Covered Officers' personal and professional relationships;
              - full, fair, accurate, timely and understandable disclosure in reports and documents that the Trust files with, or submits to, the SEC and in other public communications made by the Trust;
              - compliance with applicable laws and governmental rules and regulations;
              - prompt internal reporting of violations of the Code to the Chief Legal Officer of the Trust, the President of the Trust (if the violation concerns the Treasurer), the CEO of USAA, and if deemed material to the Funds' financial condition or reputation, the Chair of the Trust's Board of Trustees; and
              -   accountability for adherence to the Code.

         Each Covered Officer should adhere to a high standard of business ethics and should be sensitive to actual and apparent conflicts of interest.

II.      CONFLICTS OF INTEREST

         A.  DEFINITION OF A CONFLICT OF INTEREST.

         A conflict of interest exists when a Covered Officer's private interest influences, or reasonably appears to influence, the Covered Officer's judgment or ability to act in the best interests of the Funds and their shareholders. For example, a conflict of interest could arise if a Covered Officer, or an immediate family member, receives personal benefits as a result of his or her position with the Funds.

         Certain conflicts of interest arise out of relationships between Covered Officers and the Funds and are already subject to conflict of interest provisions in the Investment Company Act of 1940 (the 1940 Act) and the
Investment Advisers Act of 1940 (the Advisers Act). For example, Covered Officers may not individually engage in certain transactions with the Funds because of their status as "affiliated persons" of the Funds. The USAA Funds' and USAA Investment Management Company's (IMCO) compliance programs and procedures are designed to prevent, or identify and correct, violations of these provisions. This Code does not, and is not intended to, repeat or replace these programs and procedures, and such conflicts fall outside of the parameters of this Code.

         Although typically not presenting an opportunity for improper personal benefit, conflicts could arise from, or as a result of, the contractual relationships between the Funds and AMCO of which the Covered Officers are also officers or employees. As a result, this Code recognizes that the Covered Officers will, in the normal course of their duties (whether formally for the Funds or for AMCO, or for both), be involved in establishing policies and implementing decisions that will have different effects on AMCO and the Funds. The participation of Covered Officers in such activities is inherent in the contractual relationship between the Funds and AMCO and is consistent with the performance by the Covered Officers of their duties as officers of the Funds. Thus, if performed in compliance with the provisions of the 1940 Act and the Advisers Act, such activities will be deemed to have been handled ethically.

         B. GENERAL RULE. Covered Officers Should Avoid Actual and Apparent Conflicts of Interest.

         Conflicts of interest, other than the conflicts described in the two preceding paragraphs, are covered by the Code. The following list provides examples of conflicts of interest under the Code, but Covered Officers should keep in mind that these examples are not exhaustive. The overarching principle is that the personal interest of a Covered Officer should not be placed improperly before the interest of the Funds and their shareholders.

         Each Covered Officer must not engage in conduct that constitutes an actual conflict of interest between the Covered Officer's personal interest and the interests of the Funds and their shareholders. Examples of actual conflicts of interest are listed below but are not exclusive. Each Covered Officer must not:

         - use his personal influence or personal relationships improperly to influence investment decisions or financial reporting by the Funds whereby the Covered Officer would benefit personally to the detriment of the Funds and their shareholders;
         - cause the Funds to take action, or fail to take action, for the individual personal benefit of the Covered Officer rather than the benefit of the Funds and their shareholders.
         - accept gifts, gratuities, entertainment or any other benefit from any person or entity that does business or is seeking to do business with the Funds DURING CONTRACT NEGOTIATIONS.
         - accept gifts, gratuities, entertainment or any other benefit with a market value over $100 per person, per year, from or on behalf of any person or entity that does, or seeks to do, business with or on behalf of the Funds.
              - EXCEPTION. Business-related entertainment such as meals, and tickets to sporting or theatrical events, which are infrequent and not lavish are excepted from this prohibition. Such entertainment must be appropriate as to time and place, reasonable and customary in nature, modest in cost and value, incidental to the business, and not so frequent as to raise any question of impropriety (Customary Business Entertainment).

         Certain situations that could present the appearance of a conflict of interest should be discussed with, and approved by, or reported to, an appropriate person. Examples of these include:

         - service as a director on the board or an officer of any public or private company, other than a USAA company or the Trust, must be approved by the USAA Funds' and Investment Code of Ethics Committee and reported to the Trust.
         - the receipt of any non-nominal (I.E., valued over $25) gifts from any person or entity with which a Trust has current or prospective business dealings must be reported to the Chief Legal Officer. For purposes of this Code, the individual holding the title of Secretary of the Trust shall be considered the Chief Legal Officer of the Trust.
         - the receipt of any business-related entertainment from any person or entity with which the Funds have current or prospective business dealings must be approved in advance by the Chief Legal Officer unless such entertainment qualifies as Customary Business Entertainment.
         - any ownership interest in, or any consulting or employment relationship with, any of the Trust's service providers, other than IMCO or any other USAA company, must be approved by the CEO of USAA and reported to the Trust's Board.
         - any material direct or indirect financial interest in commissions, transaction charges or spreads paid by the Funds for effecting portfolio transactions or for selling or redeeming shares other than an interest arising from the Covered Officer's employment, such as compensation or equity ownership should be approved by the CEO of USAA and reported to the Trust's Board.

III.     DISCLOSURE AND COMPLIANCE REQUIREMENTS

            - Each Covered Officer should familiarize himself with the disclosure requirements applicable to the Funds, and the procedures and policies implemented to promote full, fair, accurate, timely and understandable disclosure by the Trust.
            - Each Covered Officer should not knowingly misrepresent, or cause others to misrepresent, facts about the Funds to others, whether within or outside the Funds, including to the Funds' Trustees and auditors, and to government regulators and self-regulatory organizations.
            - Each Covered Officer should, to the extent appropriate within his area of responsibility, consult with other officers and employees of the Funds and AMCO with the goal of promoting full, fair, accurate, timely and understandable disclosure in the reports and documents filed by the Trust with, or submitted to, the SEC, and in other public communications made by the Funds.
            - Each Covered Officer is responsible for promoting compliance with the standards and restrictions imposed by applicable laws, rules and regulations, and promoting compliance with the USAA Funds' and AMCO's operating policies and procedures.
            - A Covered Officer should not retaliate against any person who reports a potential violation of this Code in good faith.
            - A Covered Officer should notify the Chief Legal Officer promptly if he knows of any violation of the Code. Failure to do so itself is a violation of this Code.

IV.      REPORTING AND ACCOUNTABILITY

         A. INTERPRETATION OF THE CODE. The Chief Legal Officer of the Trust is responsible for applying this Code to specific situations in which questions are presented under it and has the authority to interpret the Code in any particular situation. The Chief Legal Officer should consult, if appropriate, the USAA Funds' outside counsel or counsel for the Independent Trustees. However, any approvals or waivers sought by a Covered Officer will be reported initially to the CEO of USAA and will be considered by the Trust's Board of Trustees.

         B.       REQUIRED REPORTS

                  -  EACH COVERED OFFICER MUST:
                     - Upon adoption of the Code, affirm in writing to the Board that he has received, read and understands the Code.
                     - Annually thereafter affirm to the Chief Legal Officer that he has complied with the requirements of the Code.

                  -  THE CHIEF LEGAL OFFICER MUST:
                     - report to the Board about any matter or situation submitted by a Covered Officer for interpretation under the Code, and the advice given by the Chief Legal Officer;
                     - report annually to the Board and the Corporate Governance Committee describing any issues that arose under the Code, or informing the Board and Corporate Governance Committee that no reportable issues occurred during the year.

         C.       INVESTIGATION PROCEDURES

         The Funds will follow these procedures in investigating and enforcing this Code:

         - INITIAL COMPLAINT. All complaints or other inquiries concerning potential violations of the Code must be reported to the Chief Legal Officer. The Chief Legal Officer shall be responsible for documenting any complaint. The Chief Legal Officer also will report immediately to the President of the Trust (if the complaint involves the Treasurer), the CEO of USAA and the Chair of the Trust's Audit Committee (if the complaint involves the President) any material potential violations that could have a material effect on the Funds' financial condition or reputation. For all other complaints, the Chief Legal Officer will report quarterly to the Board.
         - INVESTIGATIONS. The Chief Legal Officer will take all appropriate action to investigate any potential violation unless the CEO of USAA directs another person to undertake such investigation. The Chief Legal Officer may utilize USAA's Office of Ethics to do a unified investigation under this Code and USAA's Code of Conduct. The Chief Legal Officer may direct the Trust's outside counsel or the counsel to the Independent Trustees (if any) to participate in any investigation under this Code.
         - STATUS REPORTS. The Chief Legal Officer will provide monthly status reports to the Board about any alleged violation of the Code that could have a material effect on the Funds' financial condition or reputation, and quarterly updates regarding all other alleged violations of the Code.
         - VIOLATIONS OF THE CODE. If after investigation, the Chief Legal Officer, or other investigating person, believes that a violation of the Code has occurred, he will report immediately to the CEO of USAA the nature of the violation, and his recommendation regarding the materiality of the violation. If, in the opinion of the investigating person, the violation could materially affect the Funds' financial condition or reputation, the Chief Legal Officer also will notify the Chair of the Trust's Audit Committee. The Chief Legal Officer will inform, and make a recommendation to, the Board, which will consider what further action is appropriate. Appropriate action could include: (1) review of, and modifications to, the Code or other applicable policies or procedures;
                  (2) notifications to appropriate personnel of IMCO or USAA;
                  (3) dismissal of the Covered Officer; and/or (4) other disciplinary actions including reprimands or fines.
                  - The Board of Trustees understands that Covered Officers also are subject to USAA's Code of Business Conduct. If a violation of this Code also violates USAA's Code of Business Conduct, these procedures do not limit or restrict USAA's ability to discipline such Covered Officer under USAA's Code of Business Conduct. In that event, the Chairman of the Board of Trustees will report to the Board the action taken by USAA with respect to a Covered Officer.

V.       OTHER POLICIES AND PROCEDURES

         This Code shall be the sole code of ethics adopted by the Funds for purposes of Section 406 of the Act and the implementing regulations adopted by the SEC applicable to registered investment companies. If other policies and procedures of the Trust, AMCO, or other service providers govern or purport to govern the behavior or activities of Covered Officers, they are superseded by this Code to the extent that they overlap, conflict with, or are more lenient than the provisions of this Code. The Investment Code of Ethics (designated to address 1940 Act and Advisers Act requirements) and AMCO's more detailed compliance policies and procedures (including its Insider Trading Policy) are separate requirements applying to Covered Officers and other AMCO employees, and are not part of this Code. Also, USAA's Code of Conduct imposes separate requirements on Covered Officers and all employees of USAA, and also is not part of this Code.

VI.      AMENDMENTS

         Any amendment to this Code, other than amendments to Appendix A, must be approved or ratified by majority vote of the Board of Trustees.

VII.     CONFIDENTIALITY AND DOCUMENT RETENTION

         The Chief Legal Officer shall retain material investigation documents and reports required to be prepared under the Code for six years from the date of the resolution of any such complaint. All reports and records prepared or maintained pursuant to this Code will be considered confidential and shall be maintained and protected accordingly. Except as otherwise required by law or this Code, such matters shall not be disclosed to anyone other than the Trust's Board of Trustees and counsel for the Independent Trustees (if any), the Trust and its counsel, AMCO, and other personnel of USAA as determined by the Trust's Chief Legal Officer or the Chair of the Trust's Board of Trustees.






Approved and adopted by IMCO's Code of Ethics Committee: June 12, 2003.

Approved and adopted by the Boards of Directors/Trustees of USAA Mutual Fund, Inc., USAA Tax-Exempt Fund, Inc., USAA Investment Trust & USAA State Tax-Free
Trust: June 25, 2003.

Approved  and adopted by the Board of Trustees  of USAA Life  Investment  Trust:
August 20, 2003.

Approved and adopted as amended by IMCO's Code of Ethics Committee: August 15, 2005.

Approved and adopted as amended by the Boards of Directors/Trustees of USAA Mutual Fund, Inc., USAA Tax-Exempt Fund, Inc., USAA Investment Trust & USAA State Tax-Free Trust: September 14, 2005.

Approved and adopted as amended by the Board of Trustees of USAA Life Investment
Trust: December 8, 2005.

Approved and adopted as amended by IMCO's Code of Ethics Committee: August 16, 2006.

Approved  and  adopted by the Board of  Trustees  of USAA  Mutual  Funds  Trust:
September 13, 2006.

Approved and adopted by IMCO's Code of Ethics Committee:  August 28, 2007.

Approved and adopted by the Investment Code of Ethics Committee: August 29,
2008.

Approved and adopted as amended by the Board of Trustees of USAA Mutual Funds
Trust:  September 19, 2008.

Approved and adopted by the Investment Code of Ethics Committee:  August 17,
2009.

Approved and adopted by the Board of Trustees of USAA Mutual Funds Trust:
September 24, 2009.

Approved and adopted by the Investment Code of Ethics Committee: August 31,
2010.

Approved and adopted by the Board of Trustees of USAA Mutual Funds Trust:
September 22, 2010.

Approved and adopted by the Investment Code of Ethics Committee: August 22,
2011.

Approved and adopted by the Board of Trustees of USAA Mutual Funds Trust:
September 20, 2011.


Approved and adopted by the Investment Code of Ethics Committee: September 4, 2012.

Approved and adopted by the Board of Trustees of USAA Mutual Funds Trust:
September 27, 2012.

                                   APPENDIX A
                                COVERED OFFICERS




PRESIDENT
TREASURER

(a)(2). Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)(3). Not Applicable.

(b). Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b))is filed and attached hereto as Exhibit 99.906CERT.


                                SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Registrant:  USAA MUTUAL FUNDS TRUST, Period Ended December 31, 2012

By:*     /s/ Adym Rygmyr
         --------------------------------------------------------------
         Signature and Title:  Adym W. Rygmyr, Secretary

Date:     02/26/2013
         ------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:*     /s/ Daniel S. McNamara
         -----------------------------------------------------
         Signature and Title:  Daniel S. McNamara, President

Date:     02/27/2013
         ------------------------------


By:*     /s/ Roberto Galindo, Jr.
         -----------------------------------------------------
         Signature and Title:  Roberto Galindo, Jr., Treasurer

Date:     02/26/2013
         ------------------------------
*Print the name and title of each signing officer under his or her signature.